UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

Nemus Bioscience, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Town Center Drive, Suite 620, Costa Mesa, CA 92626
(Address of principal effective offices)      (Zip Code)

Registrant's telephone number, including area code: (949) 396-0330

Load Guard Logistics, Inc., 6317 SW 16th Street, Miami, FL 33155
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Nemus Bioscience, Inc. (the "Registrant") is filing this Amendment No. 1 on Form 8-K/A ("Amendment No. 1") to amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission ("SEC") on November 3, 2014 (the "Original Filing"), solely to revise the disclosure set forth in Item 4.01 under the heading "Change in Registrant's Certifying Accountant" and to file Exhibit 16.1 in Item 9.01. For the convenience of the reader, this Amendment No. 1 amends and restates Item 4.01 in its entirety.

Except as described above, this Amendment No. 1 does not amend, update or change any other items or disclosures contained in the Original Filing as amended by this Amendment No. 1, and this Amendment No. 1 does not reflect or purport to reflect any information or events occurring after the original filing date or modify or update those disclosures affected by subsequent events. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing and our other filings with the SEC.

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Effective on October 31, 2014 and with the approval of our Board of Directors, we dismissed Messineo & Co, CPAs LLC ("Messineo") as our independent registered public accounting firm engaged to audit our financial statements.

The report issued by Messineo dated December 23, 2013 relating to its audit of our balance sheet as of October 31, 2013, and the related statements of operations, changes in stockholders' equity and cash flows for each of the fiscal year then ended, contained an explanatory paragraph stating that there was substantial doubt about our ability to continue as a going concern. Other than as disclosed above, such report did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

Our decision to dismiss Messineo is not the result of any disagreement between us and Messineo on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During our two most recent fiscal years through the date of dismissal of Messineo, there were no disagreements with Messineo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Messineo, would have caused Messineo to make a reference to the subject matter of the disagreement in connection with its reports. Pursuant to the rules of the SEC applicable to smaller reporting companies, Messineo was not required to provide an attestation as to the effectiveness of our internal control over financial reporting for any period since our inception.

There were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during our two most recent fiscal years through the date of dismissal of Messineo. Our Board of Directors discussed the subject matter referred to above with Messineo. We authorized Messineo to respond fully and without limitation to all requests of our successor accountant concerning all matters related to the annual and interim periods audited and reviewed by Messineo, including with respect to the subject matter of any reportable event.

We provided Messineo with a copy of the above disclosures it is making in response to Item 4.01 of this Current Report on Form 8-K and requested that Messineo furnish a letter addressed to the SEC stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of the letter dated November 18, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Effective on October 31, 2014 and with the approval of our Board of Directors, we have engaged Mayer Hoffman McCann P.C. ("MHM") as our new independent registered public accounting firm. MHM was engaged by Nemus before it became our wholly owned subsidiary to audit its financial statements for the for the six-month period ended June 30, 2014, year ended December 31, 2013, and the period from inception (July 17, 2012) to December 31, 2012 and the related statements of operations, changes in stockholders' deficit and cash flows for the periods then ended, which are filed as Exhibit 99.1 to this Current Report on Form 8-K.

During our two most recent fiscal years and through the date of our engagement of MHM, neither we nor anyone on our behalf consulted with MHM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and no written report or oral advice was provided to us by MHM that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) relating to our company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired . In accordance with Item 9.01(a), the audited financial statements of Nemus for the six-month period ended June 30, 2014, year ended December 31, 2013, and the period from inception (July 17, 2012) to December 31, 2012 are filed as exhibit 99.1 to our Current Report on Form 8-K filed on November 3, 2014.
(b) Pro Forma Financial Information . In accordance with Item 9.01(b),   the unaudited pro forma financial information of the Registrant and its wholly owned subsidiary Nemus as of the fiscal year ended December 31, 2013 and the six months ended June 30, 2014 are filed as exhibit 99.2 to our Current Report on Form 8-K filed on November 3, 2014.
(d) Exhibits .

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among the Registrant and Nemus, and Nemus Acquisition Corp. dated October 17, 2014 (1)
3.1	Articles of Incorporation of Registrant (2)
3.2	Amendment to the Articles of Incorporation of the Registrant (2)
3.3	Bylaws of Registrant (2)
3.4	Certificate of Change of Registrant(3)
3.5	Articles of Merger of Registrant and Nemus Bioscience, Inc.(4)
4.1	Form of Warrants issued by Nemus to certain security holders to purchase an aggregate of 3,000,000 shares of commons stock(4)
4.2	Form of Warrants issued by Nemus to certain security holders to purchase an aggregate of 1,000,000 shares of commons stock(4)
10.1	Assignment and Assumption Agreement between the Registrant and LGT, Inc. dated October 31, 2014 (4)
10.2	Share Repurchase and Cancellation Agreement between the Registrant, Yosbani Mendez and Francisco Mendez. dated October 31, 2014 (4)
10.3	Form of Lock-up Agreement (4)
10.4	Nemus Bioscience Inc. 2014 Omnibus Incentive Plan (4)
10.5	Form of Stock Option Agreement under 2014 Omnibus Incentive Plan (4)
10.6	Memorandum of Understanding, dated July 31, 2013, between Nemus and University of Mississippi, National Center for Natural Products Research (4)
10.7	Option Agreement dated May 15, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4)
10.8	Amendment dated June 26, 2014, to the Option Agreement dated May 15, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4)
10.9	Option Agreement dated July 1, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4)
10.10	Option Agreement dated July 1, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4) †
10.11	Option Agreement dated July 1, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4)
10.12	License Agreement, dated September 29, 2014, between Nemus and the University of Mississippi, School of Pharmacy(4) †
10.13	License Agreement, dated September 29, 2014, between Nemus and the University of Mississippi, School of Pharmacy(4) †
10.14	License Agreement, dated September 29, 2014, between Nemus and the University of Mississippi, School of Pharmacy(4) †
10.15	Lease Agreement dated September 1, 2014 between University of Mississippi Research Foundation, Inc. and Nemus (4)
10.16	Center Tower Lease dated October 13, 2014, by and between Nemus and Center Tower Associates LLC. (4)
10.17	Amendment dated August 15, 2014, to the Option Agreement dated July 1, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4)†
10.18	Option Agreement dated October 15, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4)†
10.19	Second Amendment dated October 15, 2014, to the Option Agreement dated July 1, 2014, between Nemus and University of Mississippi, National Center for Natural Products Research (4)†
14.1	Code of Ethics (4)
16.1	Letter on Change in Certifying Accountant*
21.1	Subsidiaries of the Registrant (4)
99.1	Audited financial statements of Nemus for the six-month period ended June 30, 2014, year ended December 31, 2013, and the period from inception (July 17, 2012) to December 31, 2012 (4)
99.2	Pro forma financial information of the Registrant and its wholly owned subsidiary Nemus (4)

(1)	Included as exhibit to our Current Report on Form 8-K filed on October 17, 2014.
(2)	Included as exhibit to our Registration Statement on Form S-1 filed on January 30, 2013
(3)	Included as exhibit to our Current Report on Form 8-K filed on October 30, 2014.
(4)	Included as exhibit to our Current Report on Form 8-K filed on November 3, 2014.
*     Filed Herewith
†
Confidential treatment has been requested with respect to the omitted portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Nemus Bioscience, Inc.

Date: November 18, 2014	By:	/s/ John Hollister
John Hollister Chief Executive Officer

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